SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2005

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (201) 573-8000

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 19, 2005, Butler International, Inc. (“Butler”) and General Electric Capital Corporation (“GECC”), executed a tenth amendment and limited waiver agreement (the “Amendment”) to the Second Amended and Restated Credit Agreement (the “Credit Facility”) dated as of September 28, 2001. The Amendment provides a waiver for Butler’s failure to provide to GECC year-end and first quarter financial information and for Butler’s failure to provide certain mortgage documents relating to Butler’s headquarters facility by May 28, 2005, which documents were subsequently provided to GECC. The Amendment provides that the year-end financial information must be provided by July 26, 2005, and the first quarter financial information must be provided by August 17, 2005. Butler expects to provide the year-end financial information and file its Form 10-K by July 26, 2005. In addition, the Amendment provides that the indebtedness of Chief Executive Group must not exceed $10,600,000 through December 31, 2005 and $10,400,000 thereafter.

ITEM 8.01 OTHER EVENTS

     Butler announced on July 20, 2005 that it had not filed its Form 11-K, which was due to be filed, pursuant to a Rule 12b-25 extension, on July 14, 2005. Butler expects to be able to file the Form 11-K shortly after the filing of the Form 10-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description

10.1	Ninth Amendment to the Second Amended and Restated Credit Agreement, dated March 25, 2005, among Butler, Butler Services Group, Inc. and GECC.

10.2	Tenth Amendment and Limited Waiver to the Second Amended and Restated Credit Agreement, dated July 19, 2005, among Butler, Butler Service Group, Inc. and GECC.

99.1	Press Release, dated July 20, 2005 announcing waiver of technical default under Credit Facility and late filing of Form 11-K.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005	BUTLER INTERNATIONAL, INC.
	By:	/s/ Edward M. Kopko
Edward M. Kopko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Ninth Amendment to the Second Amended and Restated Credit Agreement, dated March 25, 2005, among Butler, Butler Services Group, Inc. and GECC.

10.2	Tenth Amendment and Limited Waiver to the Second Amended and Restated Credit Agreement, dated July 19, 2005, among Butler, Butler Service Group, Inc. and GECC.

99.1	Press Release, dated July 20, 2005 announcing waiver of technical default under Credit Facility and late filing of Form 11-K.

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